SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       ----------------------------------

                          Date of report: May 13, 2002
                        (Date of earliest event reported)



                            eLEC Communications Corp.
             (Exact name of Registrant as specified in its charter)


                                    New York
                 (State or other jurisdiction of incorporation)


            0-4465                                               13-2511270
     (Commission File No.)                                    (I.R.S. Employer
                                                             Identification No.)


                                 543 Main Street
                          New Rochelle, New York 10801
               (Address of principal executive offices; zip code)

                                 (914) 632-8005
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former Name or Former Address, if changed Since Last Report)

     Item 5. Other Events.

     On May 13, 2002, the Company announced that its lender has agreed to a two week extension to a forbearance agreement which requires the Company to sell the assets of one or more of its operating subsidiaries.


EXHIBIT INDEX

     Exhibit                   Exhibit Title
      Number                   -------------
     -------
       99.1                    Press Release, dated May 13, 2002.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    May 13, 2002


                                              eLEC COMMUNICATIONS CORP.
                                                    (Registrant)


                                              By: /s/ Paul H. Riss
                                                  ------------------------------
                                                      Paul H. Riss
                                                      Chief Executive Officer


                                       3